United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2018

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-16427	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement

On May 16, 2018, Fidelity National Information Services, Inc. (“FIS”) completed its issuance and sale of $400 million in aggregate principal amount of FIS’ 4.250% Senior Notes due 2028 (the “2028 Notes”) and $600 million in aggregate principal amount of FIS’ 4.750% Senior Notes due 2048 (the “2048 Notes” and, collectively with the 2028 Notes, the “Notes”).

The sale of the Notes was made pursuant to the terms of an Underwriting Agreement, dated May 14, 2018 (the “Underwriting Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters listed on Schedule 1 thereto. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the automatically effective Registration Statement on Form S-3ASR (File No. 333-212372) of FIS filed with the Securities and Exchange Commission (the “Commission”) on July 1, 2016 (the “FIS S-3”).

The Notes were issued pursuant to an Indenture dated as of April 15, 2013, among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Fifteenth Supplemental Indenture with respect to the 2028 Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of May 16, 2018, between FIS and the Trustee, and as supplemented by the Sixteenth Supplemental Indenture with respect to the 2048 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of May 16, 2018, between FIS and the Trustee.

The Notes were offered and sold pursuant to the FIS S-3, as supplemented by a preliminary prospectus supplement dated May 14, 2018 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, on May 14, 2018), a free writing prospectus dated May 14, 2018 (filed with the Commission pursuant to Rule 433 under the Securities Act of 1933, on May 15, 2018) and a final prospectus supplement dated May 14, 2018 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on May 16, 2018).

Item 8.01. Other Events.

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto, and a copy of the opinion letter of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law is filed as Exhibit 5.2 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of May 14, 2018

4.1	Fifteenth Supplemental Indenture, dated as of May 16, 2018

4.2	Sixteenth Supplemental Indenture, dated as of May 16, 2018

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated May 16, 2018

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated May 16, 2018

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Willkie Farr & Gallagher LLP, dated May 16, 2018 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated May 16, 2018 (included in Exhibit 5.2 above)

Exhibit Index

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of May 14, 2018

4.1	Fifteenth Supplemental Indenture, dated as of May 16, 2018

4.2	Sixteenth Supplemental Indenture, dated as of May 16, 2018

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated May 16, 2018

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated May 16, 2018

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Willkie Farr & Gallagher LLP, dated May 16, 2018 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated May 16, 2018 (included in Exhibit 5.2 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 16, 2018

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Corporate Executive Vice President and Chief Legal Officer